POWER OF ATTORNEY
For Executing Forms 3, 4 and 5

	Know all by these presents,
that the undersigned hereby constitutes
and appoints each of Patrick J. Hansen,
James M. Bedore and Eric P. Hagemeier,
each with full power to act without
the other and with full power of
substitution and resubstitution, his
true and lawful attorney-in-fact to:

	1.	execute for and on
behalf of the undersigned, in the
undersigned's capacity as an officer
and/or director of STRATTEC SECURITY
CORPORATION (the "Company"), Forms 3,
4 and 5 (and amendments thereto) in
accordance with section 16(a) of the
Securities Exchange Act of 1934 and
the rules thereunder;

	2.	do and perform any and
all acts for and on behalf of the
undersigned which may be necessary or
desirable to complete and execute any
such Form 3, 4 or 5 and timely file
such form with the United States
Securities and Exchange Commission
and any stock exchange or similar
authority; and

	3.	take any other action
of any type whatsoever in connection
with the foregoing which, in the
opinion of such attorney-in-fact, may
be of benefit to, in the best interest
of, or legally required by, the
undersigned, it being understood that
the documents executed by such
attorney-in-fact on behalf of the
undersigned pursuant to this Power of
Attorney shall be in such form and
shall contain such terms and conditions
as such attorney-in-fact may approve
in his reasonable discretion.

	The undersigned hereby grants to
each such attorney-in-fact full power
and authority to do and perform any and
every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or his substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with section 16 of the Securities Exchange Act of 1934.

	This Power of Attorney shall
remain in full force and effect until
the undersigned is no longer required to file Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.

	IN WITNESS WHEREOF, the
undersigned has caused this Power
of Attorney to be executed as of
this 21st day of May 2013.

/s/ David R. Zimmer
David R. Zimmer